Bankrate, Inc.
Pro Forma Condensed Combined Balance Sheet
September 30, 2005 (Unaudited)

			Pro Forma			Pro Forma
	Bankrate	Wescoco	Adjustments		MMIS/Interest	Adjustments
	September 30,	September 30,	Wescoco		September 30,	MMIS/Interest		Pro Forma
	2005	2005	(See Notes)		2005	(See Notes)		Combined
Assets

Cash and cash equivalents	$40,041,788	$121,777	$(10,086,064)	(A)	$-	$(30,105,686)	(A)	$(28,185)
Accounts and notes receivable, net	5,826,615	906,149			1,529,226			8,261,990
Deferred income taxes	5,996,940							5,996,940
Prepaid and other current assets	306,821	22,868			27,000			356,689
Total current assets	52,172,164	1,050,794	(10,086,064)		1,556,226	(30,105,686)		14,587,434

Furniture, fixtures and equipment, net	912,165	86,951	(9,581)	(B)	579,625	(429,504)	(B)	1,139,656
Deferred income taxes	1,069,303							1,069,303
Intangible assets, net	144,806	75,650	3,315,971	(C)	28,846	8,241,154	(C)	11,806,427
Goodwill			6,402,556	(C)		22,457,727	(C)	28,860,283
Other assets	319,813	68,812						388,625

Total assets	$54,618,251	$1,282,207	$(377,118)		$2,164,697	$163,691		$57,851,728

Liabilities and Stockholders' Equity

Liabilities:
Bank overdrafts	$-	$-	$-		$284,807			$284,807
Accounts payable	1,514,834	617,176			1,162,801			3,294,811
Accrued expenses	2,822,260	287,913			187,079			3,297,252
Accrued Interest	-	37,439	(37,439)	(D)				-
Deferred revenue	349,590				686,044			1,035,634
Current maturities of long term debt		1,500,000	(1,500,000)	(D)				-
Other current liabilities	151,096				7,657			158,753
Total current liabilities	4,837,780	2,442,528	(1,537,439)		2,328,388	-		8,071,257

Other liabilities	170,121	1,500,000	(1,500,000)	(D)				170,121

Total liabilities	5,007,901	3,942,528	(3,037,439)		2,328,388	-		8,241,378

Stockholders' equity:
Preferred stock								-
Common stock	158,203	125	(125)	(E)	2,000	(2,000)	(E)	158,203
Additional paid in capital	70,331,620	500,000	(500,000)	(E)				70,331,620
Accumulated deficit	(20,879,473)	(3,160,446)	3,160,446	(E)	(165,691)	165,691	(E)	(20,879,473)
Total stockholders' equity	49,610,350	(2,660,321)	2,660,321		(163,691)	163,691		49,610,350

Total liabilities and stockholders' equity	$54,618,251	$1,282,207	$(377,118)		$2,164,697	$163,691		$57,851,728

See accompanying notes to pro forma condensed combined financial statements.

Bankrate, Inc.
Pro Forma Condensed Combined Statement of Operations
September 30, 2005 (Unaudited)

	Historical	Historical			Historical
	Bankrate	Wescoco	Pro Forma		MMIS/Interest	Pro Forma
	Nine Months	Nine Months	Adjustments		Nine Months	Adjustments
	September 30,	September 30,	Wescoco		September 30,	MMIS/Interest		Pro Forma
Revenue:	2005	2005	(See Notes)		2005	(See Notes)		Combined
Online publishing	$31,684,841	$5,379,281	$-		$2,669,430	$-		$39,733,552
Print publishing and licensing	3,474,061	-	-		9,153,067	-		12,627,128
Total revenue	35,158,902	5,379,281	-		11,822,497	-		52,360,680
Cost of revenue:
Online publishing	5,365,122	4,499,072	-		485,481	-		10,349,675
Print publishing and licensing	3,295,487	-	-		6,802,758	-		10,098,245
Total cost of revenue	8,660,609	4,499,072	-		7,288,239	-		20,447,920

Gross margin	26,498,293	880,209	-		4,534,258	-		31,912,760

Operating expenses:
Sales	2,756,038	-	-		31,788	-		2,787,826
Marketing	4,609,621	19,463	-		16,517	-		4,645,601
Product development	1,711,638	-	-		-	-		1,711,638
General and administrative	6,296,676	2,588,199	-		2,835,954	-		11,720,829
Depreciation and amortization	578,385	39,149	303,533	(F)	109,822	743,491	(F)	1,774,380
	15,952,358	2,646,811	303,533		2,994,081	743,491		22,640,274
Income from operations	10,545,935	(1,766,602)	(303,533)		1,540,177	(743,491)		9,272,486
Other income:
Interest income (expense)	655,295	(175,421)	14,574	(G)	-	(491,471)	(G)	2,977
Insurance recovery in excess of costs and expenses	220,705	-	-		-	-		220,705
Total other income	876,000	(175,421)	14,574		-	(491,471)		223,682

Income before income taxes	11,421,935	(1,942,023)	(288,959)		1,540,177	(1,234,962)		9,496,168
Provision for income taxes	(4,340,336)	-	847,773	(H)	-	(115,982)	(H)	(3,608,545)
Net income	$7,081,599	$(1,942,023)	$558,814		$1,540,177	$(1,350,944)		$5,887,623

Basic and diluted net income per share:
Basic	$0.45							$0.37
Diluted	$0.42							$0.35
Weighted average common shares outstanding:
Basic	15,802,409							15,802,409
Diluted	16,762,149							16,762,149

See accompanying notes to pro forma condensed combined financial statements.

Bankrate, Inc.
Pro Forma Condensed Combined Statement of Operations
December 31, 2004 (Unaudited)

	Historical	Historical			Historical
	Bankrate	Wescoco	Pro Forma		MMIS/Interest	Pro Forma
	Year Ended	Period Ended	Adjustments		Year Ended	Adjustments
	December 31,	December 31,	Wescoco		December 31,	MMIS/Interest		Pro Forma
Revenue:	2004	2004	(See Notes)		2004	(See Notes)		Combined
Online publishing	$33,942,241	$2,703,180	$-		$3,339,848	$-		$39,985,269
Print publishing and licensing	5,262,020	-	-		12,886,226	-		18,148,246
Total revenue	39,204,261	2,703,180	-		16,226,074	-		58,133,515
Cost of revenue:
Online publishing	5,534,456	2,191,937	-		440,702	-		8,167,095
Print publishing and licensing	4,359,444	-	-		9,872,823	-		14,232,267
Total cost of revenue	9,893,900	2,191,937	-		10,313,525	-		22,399,362

Gross margin	29,310,361	511,243	-		5,912,549	-		35,734,153

Operating expenses:
Sales	4,186,799	-	-		59,623	-		4,246,422
Marketing	6,357,424	9,859	-		22,436	-		6,389,719
Product development	2,405,676	141,680	-		-	-		2,547,356
General and administrative	6,667,448	2,528,943	-		4,407,129	-		13,603,520
Legal settlements	510,000	-	-		-	-		510,000
Severance charge	260,000	-	-		-	-		260,000
Depreciation and amortization	742,659	27,303	404,711	(F)	308,846	991,322	(F)	2,474,841
	21,130,006	2,707,785	404,711		4,798,034	991,322		30,031,858
Income from operations	8,180,355	(2,196,542)	(404,711)		1,114,515	(991,322)		5,702,295
Other income:
Interest income (expense)	410,107	(24,005)	(70,522)	(G)	-	(307,580)	(G)	8,000
Insurance recovery in excess of costs and expenses	-	-	-		-	-		-
Total other income	410,107	(24,005)	(70,522)		-	(307,580)		8,000

Income before income taxes	8,590,462	(2,220,547)	(475,233)		1,114,515	(1,298,902)		5,710,295
Provision for income taxes	4,765,660	-	1,064,235	(H)	-	72,792	(H)	5,902,687
Net income	$13,356,122	$(2,220,547)	$589,002		$1,114,515	$(1,226,110)		$11,612,982

Basic and diluted net income per share:
Basic	$0.87							$0.75
Diluted	$0.84							$0.73
Weighted average common shares outstanding:
Basic	15,438,097							15,438,097
Diluted	15,975,382							15,975,382

See accompanying notes to pro forma condensed combined financial statements.

NOTES TO PROFORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

(A)
To reflect cash paid by Bankrate, Inc. (“Bankrate”) to acquire Wescoco LLC (“Wescoco”) and Mortgage Market Information Services, Inc. and Interest.com, Inc. (collectively, “MMIS”) and to reflect transaction costs for the acquisitions.

(B)	To reflect the fair value adjustment of fixed assets of Wescoco and MMIS acquired.

(C)
To reflect the fair value of intangible assets of Wescoco and MMIS acquired and to reflect goodwill arising from the excess acquisition cost over the fair value of tangible and intangible assets of Wescoco and MMIS acquired.

The purchase price, purchase price allocation and payment for the acquisition are summarized as follows:

	Wescoco	MMIS/Interest.com

Total purchase price (Cash Paid)	$10,086,064	$30,105,686
Total net assets acquired:	54,521	(333,634)
Excess purchase price over net assets acquired	10,031,543	30,439,320
Identified intangible assets:	3,400,000	8,270,000
Goodwill	$6,631,543	22,169,320

(D)	To adjust for Wescoco debt and associated accrued interest not assumed by Bankrate.

(E)	To reflect the elimination of shareholders equity accounts of Wescoco and MMIS.

(F)
To adjust depreciation and amortization expense reflecting the fair value of tangible and intangible assets acquired using the straight-line method over a weighted average period for tangible assets of three years and periods ranging from three to twenty years for intangible assets.

(G)	To reflect the decrease in interest income resulting from the decrease in Bankrate cash used to make the acquisitions and to adjust for interest expense related to debt not assumed by Bankrate.

(H)	To reflect the tax provision arising out of the acquisitions using rates ranging from 38% to 40% for the periods presented.